MAIRS AND POWER
GROWTH FUND, INC.

June 14, 2004

Supplement to the Prospectus
dated April 26, 2004

Effective at the end of the day Monday, June 14, 2004, the Fund will temporarily be closed to all new and subsequent purchases initiated after June 14, 2004. However, additional shares of the Fund purchased through the Fund’s automatic investment plan or through dividend reinvestments will be permitted.

The Fund intends to resume selling its shares immediately after additional shares of the Fund’s capital stock have been authorized for issuance by shareholders at an upcoming shareholder meeting scheduled for July 12, 2004.

Please retain this Supplement with your
Prospectus for future reference.